ADVANCED SERIES TRUST

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

Supplement dated August 17, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Prudential Flexible Multi-Strategy Portfolio and the AST QMA International Core Equity Portfolio (collectively, the Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

I.	The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to QMA LLC with the information set forth below:

QMA: The Manager will pay QMA a fee for providing additional advisory services to the AST Prudential Flexible Multi-Strategy Portfolio, including but not limited to asset allocation advice (Additional Services).

In addition, with respect to the AST Prudential Flexible Multi-Strategy Portfolio, QMA has agreed to waive its subadvisory fee in an amount equal to subadvisory fee paid to such Subadviser for any portfolio affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee. This contractual fee waiver arrangement is not applicable to the Overall Asset Allocation and Overlay Strategies fee paid to QMA.

QMA has agreed to a voluntary subadvisory fee waiver agreement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST Academic Strategies Asset Allocation Portfolio (QMA sleeves), AST Balanced Asset Allocation Portfolio (QMA sleeves), AST Capital Growth Asset Allocation Portfolio (QMA sleeves), AST Large-Cap Core Portfolio (QMA sleeves), AST Preservation Asset Allocation Portfolio (QMA sleeves), AST Prudential Flexible Multi-Strategy Portfolio (QMA sleeves), AST Prudential Growth Allocation Portfolio (QMA sleeves), AST QMA International Core Equity Portfolio, and AST QMA US Equity Alpha Portfolio (the Nine Portfolios).

The QMA Waiver discounts QMA’s combined annualized subadvisory fees that it receives with respect to the assets it manages in the Nine Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.*

Combined Average Daily Net Assets	Percentage Fee Waiver
For Revenue up to $15 million
Up to $5 million	No Fee Reduction
From $5 million to $7.5 million	2.5% Fee Reduction
From $7.5 million to $10 million	5% Fee Reduction
From $10 million to $12.5 million	7.5% Fee Reduction
From $12.5 million to $15 million	12.5% Fee Reduction
When Revenue exceeds $15 million
Over $15 billion	15% Fee Reduction

*This relationship pricing discount will apply only to the managed security selection fee schedules – and not to the asset allocation fees. “Revenue” shall mean the fees for managed security selection.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP4